                    Oppenheimer Capital Appreciation Fund
                     Oppenheimer Developing Markets Fund
                           Oppenheimer Global Fund
                    Oppenheimer International Growth Fund
                 Oppenheimer International Small Company Fund
                    Oppenheimer Global Opportunities Fund
                   Oppenheimer Gold & Special Minerals Fund
                     Oppenheimer International Value Fund

                   Prospectus Supplement dated May 1, 2006

This supplement amends the Prospectus of each of the above-referenced Funds
(the "Funds") and is in addition to any existing supplements.

For each of the Funds, the following disclosure is added to the end of the section in the Prospectus titled "About the Fund's Investments - The Fund's
Principal Investment Policies and Risks."

Loans of Portfolio Securities. The Fund may make loans of its portfolio securities, with a value not to exceed 25% of its net assets, in accordance with policies approved by the Fund's Board. The Fund has entered into a securities lending agreement with JPMorgan Chase Bank,
      N.A. ("JPMorgan Chase") for that purpose. Under the agreement, the
      Fund's portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund's policies and applicable government regulations.
      JPMorgan Chase has agreed, in general, to bear the risk that a borrower may default on its obligation to return loaned securities. However, the
      Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

May 1, 2006                                                   PS0000.019

                 Oppenheimer Capital Appreciation Fund
                  Oppenheimer Developing Markets Fund
                        Oppenheimer Global Fund
                 Oppenheimer International Growth Fund
              Oppenheimer International Small Company Fund
                 Oppenheimer Global Opportunities Fund
                Oppenheimer Gold & Special Minerals Fund
                  Oppenheimer International Value Fund

                      Supplement dated May 1, 2006
                 to Statement of Additional Information

This supplement amends the Statement of Additional Information (the
"SAI") of each of the above referenced Funds (the "Funds") and is in addition to any existing supplements to a Fund's SAI.

For each of the Funds, the following disclosure replaces the current section titled "About the Fund-Additional Information About the Fund's
Investment Policies and Risks-Other Investment Techniques and
Strategies - Loans of Portfolio Securities" or is added to the end of the section in the Statement of Additional Information titled "About the Fund - Additional Information About the Fund's Investment Policies
and Risks - Other Investment Techniques and Strategies."

|X|   Loans of Portfolio Securities.  The Fund may lend its portfolio securities pursuant to policies approved by the Fund's Board. It may do so to try to provide income or to raise cash for liquidity purposes.
These loans are limited to not more than 25% of the value of the Fund's net assets.

      The Fund has entered into a Securities Lending Agreement (the
"Securities Lending Agreement") with JPMorgan Chase Bank, N.A.
("JPMorgan Chase"). Under the Securities Lending Agreement and
applicable regulatory requirements (which are subject to change), the collateral for such loans must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, a bank letter of credit must obligate the bank to pay to JPMorgan Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Both the issuing bank and the terms of the letter of credit must be satisfactory to JPMorgan Chase and the Fund. The terms of the loans must also meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any material matters. The Securities
Lending Agreement may be terminated by either JPMorgan Chase or the
Fund on 30 days' written notice.

      Pursuant to the Securities Lending Agreement, the Fund will receive a percentage of all annual net income (i.e., net of rebates to the borrower and certain other approved expenses) from securities lending transactions. Such net income includes earnings from the investment of any cash collateral received from a borrower and loan fees paid or payable by a borrower in connection with loans secured by collateral other than cash.

      There are some risks in connection with securities lending, including possible delays in receiving additional collateral from the borrower to secure a loan or delays in recovering the loaned securities if the borrower defaults. JPMorgan Chase has agreed, in general, to guarantee the obligations of borrowers to return loaned securities to the Fund and to be responsible for expenses relating to securities lending. The Fund, however, will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested.
If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may lose the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

May 1, 2006                                                         PX0000.019